Fourth Quarter and Full Year 2021 Financial Results and Operational Update March 21, 2022 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding ORIC Pharmaceuticals, Inc.’s (“ORIC”, “we”, “us” or “our”) future financial condition, results of operations, business strategy and plans, and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will” or the negative of these terms or other similar expressions.   Forward-looking statements contained in this presentation also include, but are not limited to, statements regarding: our development plans and timelines; the potential advantages of our product candidates and programs; plans for the clinical trials and development of ORIC-533, ORIC-944 and ORIC-114; the expected timing of reporting data from multiple clinical trials; our anticipated milestones and clinical updates; and the period over which we estimate our existing cash, cash equivalents and investments will be sufficient to fund our current operating plan.   We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. 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No representation is made as to the safety or effectiveness of our product candidates for the therapeutic use for which they are being studied.

Fourth Quarter and Full Year 2021 Financial Results and Operational Update Executive Summary Update on ORIC-101 + Enzalutamide Update on ORIC-101 + Nab-paclitaxel Pipeline Update and Summary Agenda Participants Jacob Chacko, Chief Executive Officer Pratik Multani, Chief Medical Officer Dominic Piscitelli, Chief Financial Officer

Executive Summary

Discontinued Development of ORIC-101	• Recently completed interim analyses from the two Phase 1b combination studies of ORIC-101 + nab-paclitaxel in solid tumors and ORIC-101 + enzalutamide in mCRPC • We believe that further development of ORIC-101 should be discontinued due to a lack of sufficient efficacy signal to meet our benchmarks
Well Designed Trials Tested GR Hypothesis Efficiently and Thoroughly	• Late line patient populations with limited treatment options • Extensive translational effort and thoughtful study design enabled rapid, data driven decision, allowing for prudent resource prioritization
Pipeline Continues to be One of the Most Robust and Differentiated in Small Cap Biotech	• Three single agent trials initiating in 2022, with initial data expected in 1H23: – ORIC-533 (CD73): orally bioavailable, superior potency and first-in-class for multiple myeloma – ORIC-114 (EGFR/HER2 exon20): selective and brain penetrant for EGFR/HER2 cancers – ORIC-944 (PRC2): favorable drug properties and allosteric inhibitor via EED subunit for prostate cancer
Well Capitalized; Cash Runway Extended into 2H 2024	• Cash and investments of $280.4 million as of December 31, 2021 • Runway into 2H 2024 assumes advancement of all pipeline programs

ORIC

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Update on ORIC-101 + Enzalutamide

Phase 1b Study of ORIC-101 + Enzalutamide in Metastatic Prostate Cancer: Interim Analysis

Phase 1b, Multicenter, Open-Label Study


Dose Escalation (Part I)
Dose Expansion (Part II)
Key Eligibility
Metastatic prostate cancer progressing on enzalutamide
ECOG 0-1
Independent of baseline GR status
Screening / Enrollment
Dose Level 1 (n=4)
80 mg ORIC-101 + 160 mg enzalutamide
Dose Level 2 (n=3)
160 mg ORIC-101 + 160 mg enzalutamide
Dose Level 3 (n=3)
240 mg ORIC-101 + 160 mg enzalutamide
RP2D Determined
Screening / Enrollment
RP2D:
240 mg ORIC-101 QD + 160 mg enzalutamide QD
(N=28)

Primary endpoints: Part I: recommended Phase 2 dose (RP2D); Part II: **disease control rate (DCR) at 12 weeks**

Key secondary endpoints: Part I: PK; Part II: safety, PSA50 response rate, **progression-free survival (PFS)**, overall survival

Target patient population: Absence of AR resistance variants or markers of lineage plasticity with moderate-to-high GR expression

ORIC

Note: ClinicalTrials.gov identifier: NCT04033328.

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Phase 1b Interim Analysis Results Summary Safety:  The combination regimen was generally well tolerated at the RP2D Translational: PK data confirmed ORIC-101 achieved exposures necessary for GR target coverage PD data demonstrated downregulation of GR target genes, confirming target engagement Majority of patient tumors demonstrated moderate-to-high GR expression at baseline Efficacy: No PSA50 responses observed DCR at 12 weeks in target patient population: 33.3% (80%, CI: 4.3, 77.7) Median PFS in target patient population: 3.7 months (95% CI: 1.9, 7.1) No meaningful differences in DCR and PFS versus the unselected patient population DCR and PFS insufficient to support continued development

Update on ORIC-101 + Nab-paclitaxel

Phase 1b Study of ORIC-101 + Nab-Paclitaxel in Advanced Solid Tumors: Interim Analysis

Phase 1b, Multicenter, Open-Label Study

Dose Escalation (Part I)

Key Eligibility

- Advanced or metastatic solid tumors
- Received prior standard therapies
- ECOG 0-1
- Independent of baseline GR status

Screening / Enrollment

ORIC-101 + nab-paclitaxel

- 3+3 design
- Once daily intermittent and continuous dosing explored
- 21 patients enrolled

RP2D
(160 mg ORIC-101 + 75 mg/m^2 nab-pac)

Dose Expansion (Part II)

Screening / Enrollment

Patients previously treated with and progressed on a taxane-based therapy (N = 61)

- **PDAC (n=21)**
- **Ovarian Cancer (n=13)**
- **TNBC (n=7)**
- **Other Solid Tumors (n=20)**

Primary endpoints: Part I: recommended Phase 2 dose (RP2D); Part II: **objective response rate (ORR)**

Key secondary endpoints: Part I: PK; Part II: safety, duration of response, **progression-free survival (PFS)**, overall survival

Exploratory endpoints: GR / GR pathway by immunohistochemistry, disease- and GR-related molecular markers in tissue and blood

Note: ClinicalTrials.gov identifier: NCT03928314.

ORIC

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Phase 1b Interim Analysis Results Summary

- Safety:
  - The combination regimen was generally well tolerated at the RP2D
- Translational:
  - PK data confirmed ORIC-101 achieved exposures necessary for GR target coverage
  - PD data demonstrated downregulation of GR target genes, confirming target engagement
  - High GR expression at baseline across all tumor types, especially PDAC and ovarian cancer
- Efficacy:
  - One confirmed partial response in ovarian cancer cohort; no responses in PDAC cohort
  - Median PFS in cohorts of interest:
    - PDAC: 1.9 months (95% CI: 1.1, 3.1)
    - Ovarian cancer: 2.2 months (95% CI: 0.9, NE)

ORR and PFS insufficient to support continued development

ORIC

Note: NE = not estimable.

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Potential Reasons for Lack of Clinical Benefit Suboptimal exposure of ORIC-101 Unlikely: PK data demonstrate exposures sufficient for target coverage Insufficient target engagement Unlikely: Extensive PD data demonstrate target engagement with inhibition of GR signaling genes Tumor heterogeneity Possible: Intra/inter-lesion heterogeneity in resistance mechanism may mean GR is only relevant in a portion of cells within or between tumors in a patient Resistance redundancy Possible: Other co-existing resistance pathways beyond GR may drive tumor progression GR pathway not a key tumor dependency in the clinic Possible: Novel target We conducted two well designed Phase 1b clinical studies that enabled an efficient data driven decision

Pipeline Update and Summary

Broad Pipeline Targeting Multiple Resistance Mechanisms

Program	Indication	Lead Identification	Lead Optimization	IND Enabling	Phase 1	Phase 2	Phase 3	Key Differentiation
PRODUCT CANDIDATES								
ORIC-533 *CD73 inhibitor*	Multiple Myeloma	Phase 1b: ORIC-533 single agent						✓ Orally bioavailable ✓ Superior potency ✓ First-in-class for myeloma
ORIC-114 *EGFR/HER2 exon 20 inhibitor*	NSCLC, Breast & Tumor agnostic	Phase 1b: ORIC-114 single agent						✓ Brain penetrant
ORIC-944 *PRC2 inhibitor*	Prostate Cancer	Phase 1b: ORIC-944 single agent						✓ Allosteric inhibitor
DISCOVERY RESEARCH PROGRAMS								
Multiple programs targeting resistance mechanisms	Breast cancer	PLK4 Program						✓ First-in-class potential
	Solid tumors							
	Solid tumors							

ORIC

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Financial Highlights As a result of the discontinuation of ORIC-101, cash runway extended from 1H 2024 to 2H 2024 4Q 2021 and 2021 Financial Results Represents cash, cash equivalents and investments as of December 31, 2021.

ORIC Pharmaceuticals: Dedicated to Overcoming Resistance In Cancer Broad Pipeline of Potential First-in-Class and Best-in-Class Programs Dual Engines for Pipeline Expansion Strong Financial Position and Multiple Upcoming Milestones Experienced Management Team Three ongoing potential best-in-class Phase 1b clinical programs focused on validated targets Heritage of discovering and developing multiple approved oncology medicines at Ignyta, Medivation, Aragon and Genentech Track record of building pipeline via internal discovery and business development Three IND/CTAs filed in 2021 and targeting one new IND every 18 months Three clinical updates expected in 1H 2023 Cash, cash equivalents & investments expected to fund company into 2H 2024 2022 and 1H 2023 Anticipated Milestones and Clinical Updates ORIC-101: Updates from two Phase 1b combination trials in 1H 2022 New program and/or indication to be announced in 2022 ORIC-533: Initial Phase 1b data in 1H 2023 ORIC-114: Initial Phase 1b data in 1H 2023 ORIC-944: Initial Phase 1b data in 1H 2023 Precision Oncology Expertise Enables Accelerated Clinical Timelines Rapid timelines enabled by biomarker-driven, patient-selected clinical trials and translational expertise